Exhibit 10.1
FIRST AMENDMENT TO
CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of the 20th day of July, 2012 (this “Amendment”), is entered into among CRAWFORD & COMPANY, a Georgia corporation (“Crawford”), CRAWFORD & COMPANY RISK SERVICES INVESTMENTS LIMITED, a limited company incorporated under the laws of England and Wales with registered number 02855446 (the “UK Borrower”), CRAWFORD & COMPANY (CANADA) INC., a corporation incorporated under the laws of Canada (the “Canadian Borrower”), CRAWFORD & COMPANY (AUSTRALIA) PTY. LTD., a proprietary limited organized in Australia (ABN 11 002 317 133) (the “Australian Borrower” and, together with Crawford, the UK Borrower and the Canadian Borrower, the “Borrowers”), the Subsidiary Guarantors under the hereinafter defined Credit Agreement, the Required Lenders under the hereinafter defined Credit Agreement and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent under the hereinafter defined Credit Agreement (the “Administrative Agent”).
RECITALS
A.    Reference is made to the Credit Agreement, dated as of December 8, 2011, between the Borrowers, the Lenders party thereto from time to time and the Administrative Agent (as amended from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.
B.    The Borrowers have requested and the Required Lenders and the Administrative Agent have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement as set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:
ARTICLE I
AMENDMENTS
1.1    The definition of “Unfinanced Capital Expenditures” in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

““Unfinanced Capital Expenditures” means Capital Expenditures that are not financed by Indebtedness (other than Borrowings of Loans), other than such Capital Expenditures (i) included within the Acquisition Amount of any Permitted Acquisition, (ii) to the extent funded with the Net Cash Proceeds of a Casualty Event, (iii) with respect to tenant improvements of leased Realty that are financed by allowances provided by the lessor of such Realty, (iv) to the extent financed with the proceeds of Asset Dispositions or (v) made after January 1, 2012, to the extent (A) financed with cash advanced to a

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Consolidated Entity prior to the date such Capital Expenditure is made or (B) for which a Consolidated Entity was reimbursed in cash within 90 days after such Capital Expenditure was made, in each case by a client of such Consolidated Entity for the express purpose of making such Capital Expenditure. For purposes of this definition, the purchase price of equipment or other fixed assets that are purchased substantially contemporaneously with the trade-in of existing assets shall be included in Unfinanced Capital Expenditures only to the extent of the gross amount by which such purchase price exceeds the credit granted by the seller of such assets for the assets being traded in at such time.”
1.2    Section 6.2(a) of the Credit Agreement is hereby amended in its entirety as follows:

“(a)    Concurrently with each delivery of the financial statements described in Sections 6.1(a) and 6.1(b), (i) a Compliance Certificate with respect to the period covered by the financial statements being delivered thereunder, executed by a Financial Officer of Crawford, together with a Covenant Compliance Worksheet reflecting the computation of the financial covenants set forth in Article VII as of the last day of the period covered by such financial statements and (ii) for each Capital Expenditure made during the Reference Period covered by the Compliance Certificate being delivered therewith which was either (A) financed with cash advanced from a client to a Consolidated Entity prior to the date such Capital Expenditure was made or (B) reimbursed to a Consolidated Entity within 90 days thereafter, a report detailing (1) the date and amount of such Capital Expenditure, (2) the name of the client for which such Capital Expenditure was made, and (3) the date on which such client paid or reimbursed such Consolidated Entity for such Capital Expenditure and the amount of such payment or reimbursement;”
1.3    Section 10.10(b) of the Credit Agreement is hereby amended in its entirety as follows:

“(b)    The Lenders hereby authorize the Administrative Agent, at its option and in its discretion, (i) to release any Lien on any property granted to or held by the Administrative Agent under any Credit Document (A) upon (w) termination of the Commitments, (x) payment in full of all of the Obligations (other than contingent and indemnification obligations not then due and payable and other than Obligations described in the following clause (y), except as expressly set forth therein), (y) termination of, and settlement of all obligations of all Consolidated Entities under, all Hedge Agreements required or permitted by this Agreement to which any Hedge Party is a party and all Cash Management Agreements to which any Cash Management Bank is a party to the extent the terms of such Hedge Agreements and Cash Management Agreements expressly require the termination thereof or settlement of the obligations of any Consolidated Entity thereunder as a result of the termination of the Credit Agreement and (z) expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements (including the posting of cash collateral) satisfactory to the Administrative Agent and the Issuing Banks shall have been made), (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection

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with any sale or other disposition permitted under the Credit Documents or with respect to which such Lien is not required to be maintained pursuant to the terms of the Credit Documents or (C) subject to Section 11.5, if approved, authorized or ratified in writing by the Required Lenders; (ii) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Credit Document to the holder of any Lien on such property that is permitted by Section 8.3(vii); and (iii) to release any Subsidiary Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Credit Documents. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary Guarantor from its obligations under the Guaranty, pursuant to this Section 10.10(b).”
ARTICLE II

CONDITIONS OF EFFECTIVENESS

This Amendment shall become effective upon the receipt by the Administrative Agent of (i) an executed counterpart hereof from each of the Borrowers and the Required Lenders and (ii) all reasonable documented out-of-pocket expenses required to be paid by Crawford under the Credit Agreement (including the reasonable fees and expenses of counsel for the Administrative Agent) associated with this Amendment.
ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Credit Party represents and warrants to the Administrative Agent and the Lenders that (i) each of the representations and warranties of such Credit Party contained in the Credit Agreement and in the other Credit Documents qualified as to materiality is true and correct and each not so qualified is true and correct in all material respects on and as of the date hereof, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date); (ii) this Agreement has been duly authorized, executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of such Credit Party, enforceable against its in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, by general equitable principles or by principles of good faith and fair dealing (regardless of whether enforcement is sought in equity or at law); and (iii) no Default or Event of Default shall have occurred and be continuing on the date hereof, both immediately before and after giving effect to this Amendment.

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ARTICLE IV

ACKNOWLEDGMENT AND CONFIRMATION OF THE CREDIT PARTIES

Each Credit Party hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Credit Documents remain in full force and effect and enforceable against such Credit Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and represents and warrants to the Administrative Agent and the Lenders that it has no knowledge of any claims, counterclaims, offsets or defenses to or with respect to its obligations under the Credit Documents, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment. This acknowledgement and confirmation by the Credit Parties is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment, and each Credit Party acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein.
ARTICLE V

MISCELLANEOUS
5.1    Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

5.2    Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Credit Documents, including, without limitation, the Security Agreement and the Guaranty, shall continue in full force and effect in accordance with the provisions thereof on the date hereof, and each Credit Party ratifies and reaffirms the grant of security interests and liens granted by such Credit Party in favor of the Administrative Agent for the benefit of the Lenders. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after giving effect to this Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

5.3    Expenses. Crawford agrees on demand (i) to pay the reasonable fees and expenses of counsel for the Administrative Agent and (ii) to reimburse the Administrative Agent for all reasonable documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, in each case, in connection with the preparation, negotiation, execution and delivery of this Amendment.

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5.4    Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

5.5    Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.6    Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.7    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Amendment.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.
CRAWFORD & COMPANY
By:    /s/ Joseph Caporaso

Name:    Joseph Caporaso

Title:    SVP - Treasurer

CRAWFORD & COMPANY RISK SERVICES INVESTMENTS LIMITED
By:    /s/ Ian V. Muress

Name:    Ian V. Muress

Title:    Director
CRAWFORD & COMPANY (CANADA) INC.
By:    /s/ Joseph Caporaso

Name:    Joseph Caporaso

Title:    SVP - Treasurer

Signature Page to First Amendment

EXECUTED by CRAWFORD & COMPANY (AUSTRALIA) PTY. LTD. in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:
By:    /s/ Ian V. Muress

Name:    Ian V. Muress

Title:    Director

By:     /s/ W. Bruce Swain

Name:    W. Bruce Swain
Title:    EVP - Chief Executive Officer

Signature Page to First Amendment

CRAWFORD & COMPANY INTERNATIONAL, INC.
By:    /s/ Joseph Caporaso

Name:    Joseph Caporaso

Title:    SVP - Treasurer

CRAWFORD & COMPANY EMEA / A-P HOLDINGS LIMITED
By:    /s/ Ian V. Muress

Name:    Ian V. Muress

Title:    Director
CRAWFORD & COMPANY ADJUSTERS LIMITED
By:    /s/ Ian V. Muress

Name:    Ian V. Muress

Title:    Director
THE GARDEN CITY GROUP, INC.
By:    /s/ Joseph Caporaso

Name:    Joseph Caporaso

Title:    SVP - Treasurer

Signature Page to First Amendment

CRAWFORD LEASING SERVICES, INC.
By:    /s/ Joseph Caporaso

Name:    Joseph Caporaso

Title:    SVP - Treasurer

Signature Page to First Amendment

RISK SCIENCES GROUP, INC.
By:    /s/ Joseph Caporaso

Name:    Joseph Caporaso

Title:    SVP - Treasurer

BROADSPIRE SERVICES, INC.
By:    /s/ Joseph Caporaso

Name:    Joseph Caporaso

Title:    SVP - Treasurer
_
BROADSPIRE INSURANCE SERVICES, INC.
By:    /s/ Joseph Caporaso

Name:    Joseph Caporaso

Title:    SVP - Treasurer

SETTLEMENT SERVICES, INC.
By:    /s/ Joseph Caporaso

Name:    Joseph Caporaso

Title:    SVP - Treasurer

Signature Page to First Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By:    /s/ Brian L. Martin

Name:    Brian L. Martin

Title:    Senior Vice President

Signature Page to First Amendment

BANK OF AMERICA, N.A., as a Lender
By:    /s/ Ryan Maples

Name:    Ryan Maples

Title:    Vice President

Signature Page to First Amendment

RBS CITIZENS, N.A., as a Lender
By:    /s/ Daniel Bernard

Name:    Daniel Bernard

Title:    Senior Vice President

Signature Page to First Amendment

FIFTH THIRD BANK, as a Lender
By:    /s/ Jonathan Janes

Name:    Jonathan Janes

Title:    Vice President

Signature Page to First Amendment

HSBC BANK USA, NA, as a Lender
By:    /s/ Peter Hart

Name:    Peter Hart

Title:    Vice President

Signature Page to First Amendment

THE NORTHERN TRUST COMPANY, as a Lender
By:    /s/ Kathryn S. Reuther

Name:    Kathryn S. Reuther

Title:    SVP

Signature Page to First Amendment

ROYAL BANK OF CANADA, as a Lender

By:    /s/ Thomas E. Paton

Name:    Thomas E. Paton

Title:    Authorized Signatory

Signature Page to First Amendment

SUNTRUST BANK, as a Lender

By:    /s/ Peter Wesemeier

Name:    Peter Wesemeier

Title:    Vice President

Signature Page to First Amendment